SPDR® Series Trust

SPDR SSGA Gender Diversity Index ETF

SPDR SSGA US Large Cap Low Volatility Index ETF

SPDR SSGA US Small Cap Low Volatility Index ETF

(each a “Fund”, collectively, the “Funds”)

Supplement dated April 1, 2021 to the Prospectus

dated October 31, 2020, as may be supplemented from time to time

Effective immediately, Solactive AG (“Solactive”) has replaced NYSE as the calculation agent for each Fund’s benchmark index (each, an “Index” and collectively, the “Indices”). Accordingly, effective immediately, the fourth and fifth paragraphs in the “INDEX/TRADEMARK LICENSES/DISCLAIMER” section are deleted and replaced with the following:

Index Calculation Agent. The Indices are calculated by Solactive AG. The Funds are not sponsored, promoted, sold or supported in any other manner by Solactive AG, nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Indices and/or an Index trade mark or an Index price at any time or in any other respect. The Indices are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Indices are calculated correctly. Irrespective of its obligations towards the issuer, Solactive AG has no obligation to point out errors in the Indices to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of the Indices by Solactive AG nor the licensing of the Indices or an Index trade mark for the purpose of use in connection with the Funds constitutes a recommendation by Solactive AG to invest capital in said Funds nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

040121SUPP1